United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 21, 2025

Date of Report (Date of earliest event reported)

DT Cloud Star Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42167	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Office 51, 10 Fl, 31 Hudson Yards New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 865-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value per share, and one Right	DTSQU	The Nasdaq Stock Market LLC
Ordinary Shares	DTSQ	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-ninth (1/9) of one Ordinary Share	DTSQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Form of Non-Redemption Agreement

On September 22, 2025, DT Cloud Star Acquisition Corporation (the “Company”) filed a definitive proxy statement on Schedule 14A (“Proxy Statement”) for the purposes of calling an annual meeting of the Company’s shareholders (the “Shareholder Meeting”) to, among other things, approve an extension of time for the Company to consummate an initial business combination to October 26, 2026 (the “Extension Amendment Proposal”).

On October 21, 2025, in connection with the Shareholder Meeting, the Company and DT Cloud Star Management Limited (the “Sponsor”) entered into certain non-redemption agreement (the “Non-Redemption Agreement”) with one unaffiliated third-party shareholder of the Company in exchange for such shareholder agreeing to not redeem (or validly rescind any redemption requests on) 600,000 ordinary shares, par value $0.0001 per share (the “Non-Redeemed Shares”) at the Shareholder Meeting. In exchange for the foregoing commitment to the Company to not redeem the Non-Redeemed Shares, the Sponsor agreed to transfer 200,000 ordinary shares of the Company upon closing of the initial business combination.

The Non-Redemption Agreements shall terminate on the earlier of (i) the date of the Shareholder Meeting (ii) the mutual written agreement of the parties or (iii) the effectuation of the extension to October 26, 2026 and the delivery of 200,000 ordinary shares to the investor.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Annual Meeting. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

On September 22, 2025, the Company filed a definitive proxy statement with the SEC in connection with its solicitation of proxies for the Annual Meeting. The Company filed additional proxy supplements with the SEC on October 10, 2025. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed or that will be filed with the SEC through the web site maintained by the SEC at www.sec.gov.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement and Assignment of Economic Interest.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2025

DT CLOUD STAR ACQUISITION CORPORATION

By:	/s/ Sam Zheng Sun
Name:	Sam Zheng Sun
Title:	Chief Executive Officer

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